UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08747

Dividend and Income Fund
(Exact name of registrant as specified in charter)

11 Hanover Square, New York, NY 10005
(Address of principal executive offices) (Zipcode)

Russell Kamerman, Esq.
11 Hanover Square
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-212-785-0900

Date of fiscal year end: 12/31

Date of reporting period: 1/1/19 – 12/31/19

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. sec. 3507.

Item 1. Reports to Stockholders.

Dividend and Income Fund

Seeking Primarily High Current Income and Secondarily Capital Appreciation

December 31, 2019

ANNUAL REPORT

SIGN UP FOR FUND UPDATES

at DividendandIncomeFund.com

PORTFOLIO ANALYSIS
December 31, 2019

TOP TEN	December 31, 2019
SECURITY HOLDINGS

1 Apple Inc.

2 Skyworks Solutions, Inc.

3 Credit Acceptance Corporation

4 AutoZone, Inc.

5 T. Rowe Price Group, Inc.

6 PACCAR Inc.

7 Grand Canyon Education, Inc.

8 Comcast Corporation

9 Discover Financial Services

10 Robert Half International Inc.

Top ten security holdings comprise approximately 20% of total assets.

TOP TEN	December 31, 2019
INDUSTRIES

1 Electronic and Other Electrical Equipment and Components, except Computer Equipment

2 Industrial and Commercial Machinery and Computer Equipment

3 Chemical and Allied Products

4 Transportation Equipment

5 Security and Commodity Brokers, Dealers, Exchanges, and Services

6 Business Services

7 Communications

8 Non-Depository Credit Institutions

9 Transportation by Air

10 Depository Institutions

Top ten security holdings and industries are shown for informational purposes only and are subject to change. The above portfolio information should not be considered as a recommendation to purchase or sell a particular security and there is no assurance that any securities will remain in or out of the Fund.

Security Holdings by Sector on December 31, 2019*

1 Annual Report 2019	DIVIDEND AND INCOME FUND

TO OUR SHAREHOLDERS
December 31, 2019

Dear Fellow Shareholders:

It is a pleasure to welcome each of our new shareholders to Dividend and Income Fund and to submit this 2019 Annual Report. The Fund seeks to achieve its primary investment objective of high current income and secondary objective of capital appreciation by investing, under normal circumstances, at least 50% of its total assets in income generating equity securities. These securities may include dividend paying common stocks, convertible securities, preferred stocks, securities of registered investment companies, exchange traded funds organized as investment companies or otherwise, real estate investment trusts, depositary receipts, and other equity related securities. Of course, there can be no assurance that the Fund will achieve its objectives.

Economic and Market Report

After its December 2019 meeting, the Federal Open Market Committee (“FOMC”) of the Federal Reserve Bank issued a statement suggesting that the labor market appears strong and that economic activity recently seems to have been rising at a moderate rate. Specifically, the FOMC noted that job gains have been “solid, on average” and the unemployment rate has remained low. Regarding economic activity, the FOMC described a more mixed picture with household spending rising at a strong pace, but business fixed investment and exports remaining “weak.”

The FOMC also observed that inflation appeared subdued. During the prior 12 months, it noted, overall inflation and inflation for items other than food and energy were below 2%, inflation compensation remained low, and longer term inflation expectations were largely unchanged. Perhaps due to its conclusion that inflation was muted, the FOMC decided to maintain the target range for the federal funds rate at 1.5% to 1.75% in seeking to foster maximum employment and price stability.

In financial markets, many investments gained ground in 2019 on low interest rates and supportive government policies, including generally U.S. stocks, bonds except for lowest grade junk bonds, and foreign stocks.

In general, the FOMC appears to be suggesting that current trends might be expected to continue for some time. Accordingly, we believe that investors might anticipate a benign economic background in 2020, although experience also teaches the importance of remaining cautious and prepared for periods of heightened volatility and price weakness.

Investment Strategy and Returns

In view of these economic and market developments, the Fund’s strategy in 2019 was to seek companies with strong operations showing superior returns on equity and assets with reasonable valuations. Generally, the Fund purchased and held income generating equity securities of profitable, growing, and conservatively valued companies across a broad array of industries in seeking to achieve its primary investment objective of high current income and secondary objective of capital appreciation and sold investments that appeared to have appreciated to levels reflecting full or over-valuation.

In the year ended December 31, 2019, the Fund’s net investment income, net realized gain on investments, and unrealized appreciation on investments were, respectively, $1,998,234, $1,017,458, and $49,675,582, which contributed materially to the Fund’s net asset value return of 35.50%, including the reinvestment of dividends, as did dilution occurring under the Fund’s dividend reinvestment plan. Profitable sales in the period were made of, among others, shares of Sinclair Broadcast Group, Inc. in the communications sector. Losses were taken on, among others, Thor Industries, Inc. in the transportation equipment sector. The Fund’s holdings of The Michaels Companies, Inc. in the miscellaneous retail sector contributed to unrealized depreciation during the period. At the same time, the Fund benefited from unrealized appreciation from its investment in Apple Inc. in the industrial and commercial machinery and computer equipment sector.

The Fund’s market return for 2019, also including the reinvestment of dividends, was 50.99%. Generally, the Fund’s total return on a market value basis will be higher than total return on a net asset value basis in periods when there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. For comparison, in the same period, the S&P 500 Index total return was 31.49%. This index is unmanaged and does not reflect fees and expenses, nor is it available for direct investment. At December 31, 2019, the Fund’s portfolio included over 90 securities of different issuers, with the top ten securities amounting to approximately 20% of total assets. At that time, the Fund’s investments totaled approximately $239 million on net assets of approximately $202 million and leverage of approximately $37 million. As the Fund pursues its primary investment objective of seeking high current income, with capital appreciation as a secondary objective, these holdings and allocations are subject to change at any time.

Quarterly Distributions

On December 2, 2019, the Fund declared a distribution of $0.20, its fourth distribution of the year, bringing the annual total to $0.80 per share. The quarterly distribution reflects the Fund’s current distribution policy to provide shareholders with a relatively stable cash flow per share. There is no guarantee that the Fund’s current distribution policy will reduce or eliminate the Fund’s market price discount to its

DIVIDEND AND INCOME FUND	Annual Report 2019 2

TO OUR SHAREHOLDERS
December 31, 2019

net asset value per share and the Fund’s trustees have no fiduciary duty to take action, or to consider taking any action, to narrow any such discount. The distribution policy may be changed or discontinued without notice.

As of December 2, 2019, and based on the Fund’s results and estimates for the current quarter, the distribution of $0.20 per share would include approximately 20%, 0%, and 80% from net investment income, capital gains, and return of capital, respectively. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution. The amounts and sources of distributions reported are only estimates based on book basis earnings, are likely to change over time, and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the entirety of its fiscal year and may be subject to changes based on tax regulations. The amounts and sources of distributions year-to-date may be subject to additional adjustments. The Fund intends to send shareholders a form 1099-DIV for the calendar year that will instruct how to report these distributions for federal income tax purposes.

Distributions may be paid in part or in full from net investment income, realized capital gains, return of capital, or a combination thereof. To the extent that the Fund has estimated that it has distributed more than its income and net realized capital gains, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” Additionally, a return of capital is not taxable; rather it reduces a shareholder’s tax basis in his or her shares of the Fund, thereby increasing the shareholder’s potential gain or reducing its potential loss on the subsequent sale of those shares.

Increase in Quarterly Distribution Amount and Declaration of Quarterly Distributions for Each Quarter of 2020

On December 12, 2019, the Fund announced that its quarterly distribution amount will be increased from $0.20 per share to $0.25 per share for each quarter of 2020. The quarterly distributions reflect the Fund’s current distribution policy to provide shareholders with a relatively stable cash flow per share.

As with the 2019 distributions, shareholders should not draw any conclusions about the Fund’s investment performance from the amount of its distributions or from the terms of the Fund’s distribution policy. Distributions may be paid in part or in full from net investment income, realized capital gains, and by returning capital, or a combination thereof. There is no guarantee that the Fund’s current distribution policy will reduce or eliminate the Fund’s market price discount to its net asset value per share, if any, and the Fund’s trustees have no fiduciary duty to take action, or to consider taking any action, to narrow any such discount. The distribution policy and the 2020 distribution declarations may be amended, suspended, or terminated at any time without prior notice.

Dividend Reinvestment Plan

For those shareholders who are currently receiving the Fund’s quarterly distributions in cash but are interested in adding to their account through the Fund’s Dividend Reinvestment Plan (the “Plan”), we encourage you to review the Plan set forth later in this document and contact the Fund’s Transfer Agent, who will be pleased to assist you with no obligation on your part.

Fund Website

The Fund’s website, www.DividendandIncomeFund.com, provides investors with investment information, news, and other material about the Fund. The website also has links to SEC filings, performance, tax, and daily net asset value reporting. You are invited to use this resource to learn more about the Fund.

Management’s Long Term Focus

We thank you for investing in the Fund and share your enthusiasm for its potential, as evidenced by the fact that affiliates of the Investment Manager own approximately 9.2% of the Fund’s outstanding shares pursuant to the Fund’s governing documents that permit ownership of more than 4.99% of the Fund’s outstanding shares only with the prior approval of the Fund’s Board of Trustees. We look forward to serving your investment needs over the years ahead.

Sincerely,

Thomas B. Winmill

President and Portfolio Manager

3 Annual Report 2019	DIVIDEND AND INCOME FUND

SCHEDULE OF PORTFOLIO INVESTMENTS	December 31, 2019
Financial Statements

Common Stocks (114.66%)	Shares	Value

Automotive Dealers and Gasoline Service Stations (2.47%)
AutoZone, Inc. (a)	4,200	$5,003,502

Automotive Repair, Services, and Parking (1.86%)
AMERCO	10,000	3,758,200

Building Materials, Hardware, Garden Supply, and Mobile Home Dealers (3.60%)
The Home Depot, Inc.	15,000	3,275,700
Tractor Supply Company	42,500	3,971,200

		7,246,900

Business Services (6.86%)
BG Staffing, Inc.	40,522	887,027
eBay Inc.	85,000	3,069,350
Kforce Inc.	50,000	1,985,000
Robert Half International Inc.	65,000	4,104,750
United Rentals, Inc. (a)	23,000	3,835,710

		13,881,837

Chemical and Allied Products (10.28%)
Amgen Inc.	16,000	3,857,120
Celanese Corporation	22,500	2,770,200
LyondellBasell Industries N.V. Class A	35,000	3,306,800
Methanex Corporation	53,000	2,047,390
Pfizer Inc.	76,000	2,977,680
Roche Holding Ltd. ADR	80,000	3,252,800
Westlake Chemical Corporation	37,000	2,595,550

		20,807,540

Coal Mining (1.72%)
Warrior Met Coal, Inc.	165,000	3,486,450

Communications (6.51%)
AMC Networks Inc. Class A	65,000	2,567,500
Comcast Corporation	100,000	4,497,000
Discovery, Inc. (a)	110,000	3,601,400
ViacomCBS Inc.	59,625	2,502,461

		13,168,361

Depository Institutions (3.84%)
Citizens Financial Group, Inc.	62,500	2,538,125
Signature Bank Corp.	20,500	2,800,505
Wells Fargo & Company	45,000	2,421,000

		7,759,630

Educational Services (2.27%)
Grand Canyon Education, Inc. (a)	48,000	4,597,920

See notes to financial statements.

	Shares	Value

Electronic and Other Electrical Equipment and Components, except Computer Equipment (12.03%)
Acuity Brands, Inc.	24,000	$3,312,000
Applied Materials, Inc.	50,000	3,052,000
Intel Corporation	65,000	3,890,250
Methode Electronics, Inc.	82,500	3,246,375
Skyworks Solutions, Inc.	45,000	5,439,600
Taiwan Semiconductor Manufacturing Company Ltd.	40,000	2,324,000
Texas Instruments Incorporated	24,000	3,078,960

		24,343,185

Fabricated Metal Products, except Machinery and Transportation Equipment (1.34%)
Snap-on Incorporated	16,000	2,710,400

Food and Kindred Products (2.81%)
Ingredion Incorporated	20,000	1,859,000
Medifast, Inc.	35,000	3,835,300

		5,694,300

General Merchandise Stores (1.59%)
Dollar General Corporation	20,600	3,213,188

Home Furniture, Furnishings, and Equipment Stores (1.74%)
Williams-Sonoma, Inc.	48,000	3,525,120

Industrial and Commercial Machinery and Computer Equipment (10.86%)
Apple Inc.	20,500	6,019,825
Cisco Systems, Inc.	65,000	3,117,400
Cummins Inc.	21,000	3,758,160
Eaton Corporation plc	18,000	1,704,960
HP Inc.	160,000	3,288,000
Lam Research Corporation	14,000	4,093,600

		21,981,945

Leather and Leather Products (0.80%)
Tapestry, Inc.	60,000	1,618,200

Metal Mining (0.63%)
Fresnillo plc	150,100	1,273,004

Miscellaneous Retail (1.28%)
The Michaels Companies, Inc. (a)	50,000	404,500
Walgreens Boots Alliance, Inc.	37,000	2,181,520

		2,586,020

DIVIDEND AND INCOME FUND	Annual Report 2019 4

SCHEDULE OF PORTFOLIO INVESTMENTS	December 31, 2019
Financial Statements

Common Stocks (continued)	Shares	Value

Motor Freight Transportation and Warehousing (1.21%)
J.B. Hunt Transport Services, Inc.	21,000	$2,452,380

Non-Depository Credit Institutions (4.61%)
Credit Acceptance Corporation (a)	11,500	5,086,795
Discover Financial Services	50,000	4,241,000

		9,327,795

Oil and Gas Extraction (1.77%)
Cabot Oil & Gas Corporation	206,000	3,586,460

Paper and Allied Products (1.55%)
Packaging Corporation of America	28,000	3,135,720

Petroleum Refining and Related Industries (2.62%)
ConocoPhillips	42,000	2,731,260
Valvoline Inc.	120,000	2,569,200

		5,300,460

Pipelines, Except Natural Gas (0.53%)
Enbridge Inc.	27,108	1,078,085

Primary Metal Industries (1.31%)
Steel Dynamics, Inc.	78,000	2,655,120

Railroad Transportation (1.00%)
CSX Corporation	28,000	2,026,080

Security and Commodity Brokers, Dealers, Exchanges, and Services (7.33%)
Ameriprise Financial, Inc.	18,000	2,998,440
BlackRock, Inc.	4,700	2,362,690
Lazard Ltd. Class A	41,500	1,658,340
SEI Investments Company	45,000	2,946,600
T. Rowe Price Group, Inc.	39,876	4,858,492

		14,824,562

Stone, Clay, Glass, and Concrete Products (1.65%)
Continental Building Products, Inc. (a)	91,500	3,333,345

Tobacco Products (2.16%)
Altria Group, Inc.	40,000	1,996,400
Philip Morris International Inc.	28,000	2,382,520

		4,378,920

	Shares	Value

Transportation by Air (4.27%)
Alaska Air Group, Inc.	42,000	$2,845,500
Allegiant Travel Company	19,700	3,428,588
Southwest Airlines Co.	44,000	2,375,120

		8,649,208

Transportation Equipment (8.52%)
Huntington Ingalls Industries, Inc.	4,700	1,179,136
LCI Industries	22,500	2,410,425
Lockheed Martin Corporation	7,500	2,920,350
Magna International Inc.	53,000	2,906,520
Oshkosh Corporation	32,500	3,076,125
PACCAR Inc.	60,000	4,746,000

		17,238,556

Wholesale Trade - Durable Goods (2.52%)
Ituran Location and Control Ltd.	58,000	1,457,540
TE Connectivity Ltd.	38,000	3,641,920

		5,099,460

Wholesale Trade - Nondurable Goods (1.12%)
AmerisourceBergen Corporation	26,750	2,274,285

Total common stocks (Cost $187,987,663)		232,016,138

Corporate Bonds and Notes (0.21%)	Principal Amount	Value

Electric Services (0.21%)
Elwood Energy LLC, 8.159%, 7/5/26 (Cost $385,069)	380,835	420,823

Reorganization Interests (0.00%)	Shares	Value

Penson Technologies LLC Units (a) (b) (Cost $0)	813,527	0

Master Limited Partnerships (1.20%)	Units	Value

Electric, Gas, and Sanitary Services (0.56%)
Enterprise Products Partners L.P. Units	40,000	1,126,400

Mining and Quarrying of Nonmetallic Minerals, Except Fuels (0.64%)
Ciner Resources LP	75,268	1,305,900

Total master limited partnerships (Cost $2,498,438)		2,432,300

See notes to financial statements.

5 Annual Report 2019	DIVIDEND AND INCOME FUND

SCHEDULE OF PORTFOLIO INVESTMENTS	December 31, 2019
Financial Statements

Preferred Stocks (1.92%)	Shares	Value

Holding and other Investment Offices (1.92%)
Ashford Hospitality Trust, Inc., 7.50 % Series H	15,000	$ 330,000
CBL & Associates Properties, Inc., 7.375% Series D	145,806	721,740
CBL & Associates Properties, Inc., 6.625% Series E	89,242	418,545
Cedar Realty Trust, Inc., 6.50% Series C	15,000	347,850
Colony Capital, Inc., 7.15% Series I	20,000	483,200
Colony Capital, Inc., 7.125% Series H	20,000	478,200
Hersha Hospitality Trust 6.50% Series E	5,148	128,700
Pennsylvania Real Estate
Investment Trust, 6.875% Series D	35,000	675,500
Washington Prime Group Inc., 7.50% Series H	9,000	194,130
Washington Prime Group Inc., 6.875% Series I	5,000	97,150

Total preferred stocks (Cost $5,889,742)		3,875,015

Total investments (Cost $196,760,912) (117.99%) (c)		238,744,276
Liabilities in excess of other assets (-17.99%)		(36,397,067)

Net assets (100.00%)		$202,347,209

(a)	Non-income producing.
(b)	Illiquid and/or restricted security that has been fair valued.
(c)

The Fund’s total investment portfolio value of $238,744,276 has been pledged as collateral for borrowings under the Fund’s credit facility. As of December 31, 2019 there was $36,687,500 in outstanding borrowing.

See notes to financial statements.

DIVIDEND AND INCOME FUND	Annual Report 2019 6

STATEMENT OF ASSETS AND LIABILITIES
Financial Statements

December 31, 2019
Assets
Investments, at value (cost: $196,760,912)	$ 238,744,276
Cash	793
Receivables:
Dividends	423,508
Due from transfer agent	158,808
Interest	15,202
Foreign withholding tax reclaims	21,272
Prepaid expenses and other assets	144,486

Total assets	239,508,345

Liabilities
Credit facility borrowing	36,687,500
Payables:
Accrued expenses	238,128
Investment management	212,559
Administrative services	14,499
Trustees	8,450

Total liabilities	37,161,136

Net Assets	$ 202,347,209

Net Asset Value Per Share
(applicable to 12,449,614 shares issued and outstanding)	$ 16.25

Net Assets Consist of
Paid in capital	$ 158,936,171
Distributable earnings	43,411,038

$ 202,347,209

See notes to financial statements.

7 Annual Report 2019	DIVIDEND AND INCOME FUND

STATEMENT OF OPERATIONS
Financial Statements

Year Ended December 31, 2019

Investment Income
Dividends (net of $60,376 foreign tax withholding)	$ 5,518,620
Interest	36,235

Total investment income	5,554,855

Expenses
Investment management	1,981,098
Interest and fees on credit facility	828,801
Administrative services	210,005
Trustees	101,244
Bookkeeping and pricing	98,640
Legal	81,288
Shareholder communications	69,248
Insurance	51,687
Auditing	40,925
Exchange listing and registration	33,770
Custodian	31,370
Transfer agent	16,355
Other	16,045

Total expenses	3,560,476
Expense reduction	(3,855)

Net expenses	3,556,621

Net investment income	1,998,234

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on
Investments	1,017,458
Foreign currencies	(508)
Unrealized appreciation on investments	49,675,582

Net realized and unrealized gain	50,692,532

Net increase in net assets resulting from operations	$ 52,690,766

See notes to financial statements.

DIVIDEND AND INCOME FUND	Annual Report 2019 8

STATEMENTS OF CHANGES IN NET ASSETS
Financial Statements

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$ 1,998,234	$ 2,436,296
Net realized gain on investments	1,016,950	5,045,502
Unrealized appreciation (depreciation) on investments	49,675,582	(43,151,928)

Net increase (decrease) in net assets resulting from operations	52,690,766	(35,670,130)

Distributions to Shareholders
Distributable earnings	(2,659,077)	(7,121,597)
Return of capital	(7,273,076)	(1,523,838)

Total distributions	(9,932,153)	(8,645,435)

Capital Share Transactions
Reinvestment of distributions to shareholders	736,352	428,441
Proceeds from shares issued in rights offering	-	23,497,606
Offering costs of share offering charged to paid in capital	-	(159,595)

Increase in net assets from capital share transactions	736,352	23,766,452

Total change in net assets	43,494,965	(20,549,113)

Net Assets
Beginning of period	158,852,244	179,401,357

End of period	$ 202,347,209	$ 158,852,244

See notes to financial statements.

9 Annual Report 2019	DIVIDEND AND INCOME FUND

STATEMENT OF CASH FLOWS
Financial Statements

Year Ended December 31, 2019
Cash Flows from Operating Activities
Net increase in net assets resulting from operations	$52,690,766
Adjustments to reconcile increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Unrealized appreciation on investments	(49,675,582)
Net realized gain on sales of investments	(1,016,950)
Purchase of long term investments	(89,464,375)
Proceeds from sales of long term investments	86,631,790
Net purchases of short term investments	(507)
Amortization of premium on investments	481
Increase in dividends receivable	(42,390)
Decrease in due from transfer agent	124,579
Decrease in interest receivable	2,392
Increase in foreign withholding tax reclaims	(15,506)
Increase in prepaid expenses and other assets	(78,169)
Increase in accrued expenses	21,948
Increase in investment management fee payable	56,240
Decrease in administrative services payable	(5,755)
Increase in trustee expenses payable	4,737

Net cash used in operating activities	(766,301)

Cash Flows from Financing Activities
Credit facility borrowing, net	9,959,300
Cash distributions paid	(9,195,801)

Net cash provided by financing activities	763,499

Net change in cash	(2,802)

Cash
Beginning of period	3,595

End of period	$793

Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consisted of:
Cash paid for interest on credit facility	$702,678
Reinvestment of dividend distributions	$736,352

See notes to financial statements.

DIVIDEND AND INCOME FUND	Annual Report 2019 10

NOTES TO FINANCIAL STATEMENTS	December 31, 2019
Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES Dividend and Income Fund (the “Fund”), a Delaware statutory trust registered under the Company Act, is a diversified, closed end management investment company whose shares are listed on the New York Stock Exchange under the ticker symbol DNI. The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The Fund retains Bexil Advisers LLC as its investment manager (the “Investment Manager”).

As an investment company, the Fund follows the accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Valuation of Investments – Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are usually valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are usually valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. In the event of an unexpected closing of the primary market or exchange, a security may continue to trade on one or more other markets, and the price as reflected on those other trading venues may be more reflective of the security’s value than an earlier price from the primary market or exchange. Accordingly, the Fund may seek to use these additional sources of pricing data or information when prices from the primary market or exchange are unavailable, or are earlier and less representative of current market value. Certain debt securities may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities or according to prices quoted by a securities dealer that offers pricing services. Open end investment companies are valued at their net asset value. Foreign securities markets may be open on days when the

U.S. markets are closed. For this reason, the value of any foreign securities owned by the Fund could change on a day when shareholders cannot buy or sell shares of the Fund. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of or pursuant to procedures approved by the Fund’s Board of Trustees (the “Board”), called “fair value pricing.” Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available and reliable market quotation for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or traded.

Cash – Cash may include deposits allocated among banks insured by the Federal Deposit Insurance Corporation in amounts up to the insurance coverage maximum amount of $250,000. Cash may also include uninvested cash balances held by the Fund’s custodian.

Foreign Currency Translation – Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Realized gain or loss on sales of such investments in local currency terms is reported separately from gain or loss attributable to a change in foreign exchange rates for those investments.

Investments in Other Investment Companies – The Fund may invest in shares of other investment companies such as closed end funds, exchange traded funds, and mutual funds (each, an “Acquired Fund”) in accordance with the Company Act and related rules. Shareholders in the Fund bear the pro rata portion of the fees and expenses of an Acquired Fund in addition to the Fund’s expenses. Expenses incurred by the Fund that are disclosed in the Statement of Operations do not include fees and expenses incurred by an Acquired Fund. The fees and expenses of an Acquired Fund are reflected in such Acquired Fund’s total return.

Option Transactions – The Fund may write (i.e., sell) covered call options on securities or on indexes to attempt to enhance returns through price changes of the option, increase income, hedge to reduce overall portfolio risk, and hedge to reduce individual security risk. When the Fund writes an option, an amount

11 Annual Report 2019	DIVIDEND AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS
Financial Statements

equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the option. Writing option contracts results in off-balance sheet risk as the Fund’s ultimate obligation to satisfy terms of the contract may exceed the amount recognized in the statement of assets and liabilities.

Investments in Real Estate Investment Trusts (“REITs”) – Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year end, and may differ from the estimated amounts.

Short Sales – The Fund may sell a security short it does not own in anticipation of a decline in the market value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker/dealer through which it made the short sale. The Fund is liable for any dividends or interest paid on securities sold short. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, normally is recognized upon the termination of the short sale. Securities sold short result in off balance sheet risk as the Fund’s ultimate obligation to satisfy the terms of a sale of securities sold short may exceed the amount recognized in the Statement of Assets and Liabilities.

Investment Transactions – Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses are determined by specifically identifying the cost basis of the investment sold.

Investment Income – Dividend income is recorded on the ex-dividend date or in the case of certain foreign securities, as soon as practicable after the Fund is notified. Interest income is recorded on the accrual basis. Amortization of premium and accretion of discount on corporate bonds and notes are included in interest income. Taxes withheld on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Expenses deemed to have been incurred solely by the Fund are normally charged to the Fund in the entirety. Expenses deemed to have been incurred jointly by the Fund and one or more of the other investment companies for which the Investment Manager or its affiliates serve as investment manager, or other related entities, are generally allocated based on the most practicable method deemed equitable at the time the expense is incurred, including, without limitation, on the basis of relative assets under management.

Distributions to Shareholders – Distributions to shareholders are determined in accordance with the Fund’s distribution policies and income tax regulations and are recorded on the ex-dividend date.

Income Taxes – No provision has been made for U.S. income taxes because the Fund’s current intention is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “IRC”), and to distribute to its shareholders substantially all of its taxable income and net realized gains. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund has reviewed its tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on federal, state, and local income tax returns for open tax years (2016-2018) or expected to be taken in the Fund’s 2019 tax returns.

The Fund may be subject to foreign taxation related to foreign securities held by the Fund, income received, capital gains on the sale of securities, and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

DIVIDEND AND INCOME FUND	Annual Report 2019 12

NOTES TO FINANCIAL STATEMENTS
Financial Statements

2. FEES AND TRANSACTIONS WITH RELATED PARTIES The Fund has retained the Investment Manager pursuant to an investment management agreement. Under the terms of the investment management agreement, the Investment Manager receives a fee payable monthly for investment advisory services at an annual rate of 0.95% of the Fund’s Managed Assets. “Managed Assets” means the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, which liabilities exclude debt relating to leverage, short term debt, and the aggregate liquidation preference of any outstanding preferred stock.

Pursuant to the investment management agreement, the Fund reimburses the Investment Manager for providing at cost certain administrative services comprised of compliance and accounting services. For the year ended December 31, 2019, the Fund’s reimbursements of such costs were $210,005, of which $123,110 and $86,895 was for compliance and accounting services, respectively. Certain officers and trustees of the Fund are officers and managers of the Investment Manager. As of December 31, 2019, Bexil Securities LLC (“Bexil Securities”), an affiliate of the Investment Manager, and the Investment Manager, collectively, owned approximately 9.2% of the Fund’s outstanding shares, pursuant to the Fund’s governing documents that permit ownership of more than 4.99% of the Fund’s outstanding shares only with the prior approval of the Fund’s Board. Bexil Securities and the Investment Manager, collectively, acquired 42,450 and 23,243 shares of the Fund during the years ended December 31, 2019 and 2018, respectively, through the Fund’s Dividend Reinvestment Plan and Bexil Securities acquired 190,000 shares of the Fund through participation in the Fund’s rights offering during the year ended December 31, 2018.

Bexil Corporation, parent of, among others, the Investment Manager and Bexil Securities, reimbursed the Fund $3,855 for costs during the year ended December 31, 2019 in compliance with Article II, Section 12(e) of the Fund’s Amended and Restated Agreement and Declaration of Trust, which provides in part that “[a]ny Person who makes a Request of the Board of Trustees pursuant to Article II, Section 12, to effect an Acquisition of Excess Shares shall reimburse the Trust, on demand, for all reasonable costs and expenses incurred by the Trust with respect to any proposed Acquisition, including, without limitation, the Trust’s reasonable costs and expenses incurred in determining whether to authorize that proposed Acquisition.”

Each Fund trustee who is not an employee of the Investment Manager or its affiliates is compensated by the Fund. These trustees receive fees for service as a trustee from the Fund and, to the extent applicable, the other investment companies for which the Investment Manager or its affiliates serve as investment manager. In addition, trustee out-of-pocket expenses are allocated to each fund for which the Investment Manager or its affiliates serve as investment manager based on the most practicable method deemed equitable at the time the expense is incurred, including, without limitation, on the basis of relative assets under management. Expenses deemed to have been incurred solely by the Fund are normally charged to the Fund in the entirety.

3. DISTRIBUTIONS TO SHAREHOLDERS AND DISTRIBUTABLE EARNINGS The tax character of distributions paid by the Fund for the years ended December 31, 2019 and 2018 are comprised of the following:

Tax characteristics of distributions:	2019	2018

Ordinary income	$2,659,077	$ 1,374,632

Capital gains	-	5,746,965

Return of capital	7,273,076	1,523,838

Total distribution	$9,932,153	$ 8,645,435

As of December 31, 2019, the component of distributable earnings on a tax basis was as follows:

Unrealized appreciation	$43,411,038

The difference between book and tax unrealized depreciation is primarily related to partnership income.

Federal income tax regulations permit post-October net capital losses, if any, to be deferred and recognized on the tax return of the next succeeding taxable year.

GAAP requires certain components related to permanent differences of net assets to be classified differently for financial reporting than for tax reporting purposes. These differences have no effect on net assets or net asset value per share. These differences, which may result in distribution reclassifications, are

13 Annual Report 2019	DIVIDEND AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS
Financial Statements

primarily due to differences in partnership income, recharacterization of capital gain income, and timing of distributions. As of December 31, 2019, the Fund recorded the following financial reporting reclassifications to the net asset accounts to reflect those differences:

Distributable Earnings	Paid in Capital
$97,470	$(97,470)

4. VALUE MEASUREMENTS GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 - unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.

• Level 2 - observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

• Level 3 - unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity securities (common and preferred stock) – Most publicly traded equity securities are valued normally at the most recent official closing price, last sale price, evaluated quote, or closing bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

Corporate bonds and notes – The fair value of corporate bonds and notes is normally estimated using various techniques which may consider, among other things, recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Although many corporate bonds and notes may be categorized in level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they may be categorized in level 3.

Restricted and/or illiquid securities – Restricted and/or illiquid securities for which quotations are not readily available or reliable may be valued with fair value pricing as determined in good faith by the Investment Manager under the direction of or pursuant to procedures approved by the Fund’s Board. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer or both or similar inputs. Depending on the relative significance of valuation inputs, these instruments may be categorized in either level 2 or level 3 of the fair value hierarchy.

DIVIDEND AND INCOME FUND	Annual Report 2019 14

NOTES TO FINANCIAL STATEMENTS
Financial Statements

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund’s assets. Refer to the Schedule of Portfolio Investments for detailed information on specific investments.

ASSETS	Level 1	Level 2	Level 3	Total

Investments, at value Common stocks	$ 232,016,138	$ -	$ -	$ 232,016,138

Corporate bonds and notes	-	420,823	-	420,823

Reorganization interests	-	-	0	0

Master limited partnerships	2,432,300	-	-	2,432,300

Preferred stocks	3,875,015	-	-	3,875,015

Total investments, at value	$ 238,323,453	$ 420,823	$ 0	$ 238,744,276

There were no securities transferred from level 1 to level 2 between December 31, 2018 and December 31, 2019.

The following is a reconciliation of level 3 assets including securities valued at zero:

Reorganization Interests

Balance at December 31, 2018	$0

Transfers into (out of) level 3	-

Change in unrealized depreciation	-

Balance at December 31, 2019	$0

Net change in unrealized appreciation attributable to assets still held as level 3 at December 31, 2019	$-

Unrealized gains (losses) are included in the related amounts on investments in the Statement of Operations.

The Investment Manager, under the direction of or pursuant to procedures approved by the Fund’s Board, considers various valuation techniques and inputs for valuing assets categorized within level 3 of the fair value hierarchy. These include, but are not limited to: the type of the security; the size of the asset; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; prices of and extent of public trading in similar securities of the issuer or of comparable issuers; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer or analysts; an analysis of the issuer’s financial statements; an evaluation of the forces that influence the issuer and the market in which the asset is purchased and sold; multiples of earnings, cash flow, enterprise value, and similar measures; and the discount rate for lack of marketability. Significant changes in any of those techniques or inputs in isolation may result in a significantly lower or higher fair value measurement. The pricing of all fair value assets is regularly reported to the Fund’s Board. As of December 31, 2019, these investments did not have a material impact on the Fund’s net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

5. INVESTMENT TRANSACTIONS Purchases and proceeds from sales or maturities of investment securities, excluding short term investments, were $89,464,375 and $86,631,790, respectively, for the year ended December 31, 2019. As of December 31, 2019, for federal income tax purposes, the aggregate cost of securities was $195,333,238 and net unrealized appreciation was $43,411,038, comprised of gross unrealized appreciation of $50,225,122 and gross unrealized depreciation of $6,814,084.

15 Annual Report 2019	DIVIDEND AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS
Financial Statements

6. ILLIQUID AND RESTRICTED SECURITIES The Fund owns securities which have a limited trading market and/or certain restrictions on trading and, therefore, may be illiquid and/or restricted. Such securities have been valued using fair value pricing. Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available and reliable market quotation for the securities existed. These differences in valuation could be material. Illiquid and/or restricted securities owned as of December 31, 2019 were as follows:

	Acquisition Date	Cost	Value
Penson Technologies LLC	4/09/14	$0	$0

Percent of net assets		0%	0%

7. CREDIT FACILITY The Fund entered into a Revolving Credit Agreement and other related agreements (collectively, as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) with The Huntington National Bank (“HNB”), the Fund’s custodian, under which HNB may make loans to the Fund in such amounts as the Fund may from time to time request. The maximum loan amount under the Credit Agreement is the lesser of: (i) $55,000,000 or (ii) 30% of the Fund’s daily market value, which market value may be decreased by the exclusion of certain Fund assets or asset classes, as HNB may decide from time to time in its sole discretion. The Fund pledges its securities and other assets as collateral to secure its obligations under the Credit Agreement and retains the risks and rewards of the ownership of such securities and other assets pledged.

Borrowings under the Credit Agreement bear an interest rate per annum to be applied to the principal balance outstanding, from time to time, equal to the London Interbank Offered Rate (LIBOR) plus 1.20%. An unused fee is charged equal to 0.125% per annum of the daily excess of the maximum loan amount over the outstanding principal balance of the loan. The Fund was charged an origination fee of $68,750 upon the annual renewal of the Credit Agreement and such cost is amortized ratably through May 30, 2020, the maturity date of the Credit Agreement.

The outstanding loan balance under the Credit Agreement was $36,687,500 as of December 31, 2019. The weighted average interest rate and average daily amount outstanding under the Credit Agreement in the year ended December 31, 2019 were 3.65% and $19,747,126, respectively. The maximum amount outstanding during the year ended December 31, 2019 was $44,196,200.

8. SHARE TRANSACTIONS The Fund is authorized to issue an unlimited amount of $0.01 par value shares of beneficial interest. As of December 31, 2019, there were 12,449,614 shares outstanding. Share transactions for the following periods were:

	Year Ended December 31, 2019		Year Ended December 31, 2018
Shares issued in:	Shares	Amount	Shares	Amount
Reinvestment of distributions	62,491	$ 736,352	42,240	$ 428,441

Rights offering	-	-	1,654,761	23,497,606

	62,491	$ 736,352	1,697,001	$23,926,047

On January 29, 2018, the Fund announced the completion and results of its non-transferable rights offering (the “Offer”) to shareholders of record on December 26, 2017. The Offer commenced on December 27, 2017 and expired on January 26, 2018 (the “Expiration Date”). The subscription price per share was $14.20, determined based upon a formula equal to 95% of the market price or 79% of the net asset value (“NAV”) per share, whichever is greater, on the Expiration Date. Market price per share was determined based on the average of the last reported sales prices of a share on the New York Stock Exchange for the five trading days preceding the Expiration Date (not including the Expiration Date). For this purpose, the market price per share, using the formula described above, was $14.07 and the NAV per share on the Expiration Date was $17.98. The Offer resulted in total gross proceeds of $23,497,606, prior to the deduction of offering costs incurred of $159,595, and the issuance of 1,654,761 shares. The NAV per share of the Fund was reduced by approximately $0.52 per share as a result of the issuance of shares below NAV.

DIVIDEND AND INCOME FUND	Annual Report 2019 16

NOTES TO FINANCIAL STATEMENTS
Financial Statements

9. MARKET AND CREDIT RISKS The Fund may invest in below investment grade securities (commonly referred to as “junk” bonds). Below investment grade securities are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest. The risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of below investment grade securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During periods of economic downturn, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the market for below investment grade securities. The risk of loss due to default by the issuer is significantly greater for the holders of below investment grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer. The relative illiquidity of some of these securities may adversely affect the ability of the Fund to dispose of such securities in a timely manner and at a fair price at times when it might be necessary or advantageous for the Fund to liquidate portfolio securities.

10. FOREIGN SECURITIES RISK Investments in the securities of foreign issuers involve special risks which include changes in foreign exchange rates and the possibility of future adverse political, tax, and economic developments which could adversely affect the value of such securities. Moreover, securities of foreign issuers and securities traded in foreign markets may be less liquid and their prices more volatile than those of U.S. issuers and markets. In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political, or social instability, or diplomatic developments that could affect U.S. investments in the securities of issuers domiciled in those countries.

11. LEVERAGE RISK The Fund from time to time may borrow under its credit facility to increase the assets in its investment portfolio over its net assets, a practice called leverage. Leverage borrowing creates an opportunity for increased return but, at the same time, involves special risk considerations. Leverage increases the likelihood of greater volatility of the NAV and market price of the Fund’s shares. If the return that the Fund earns on the additional securities purchased fails to cover the interest and fees incurred on the monies borrowed, the NAV of the Fund (and the return of the Fund) would be lower than if borrowing had not been incurred. In addition, when the Fund borrows at a variable interest rate, there is a risk that fluctuations in the interest rate may adversely affect the return to the Fund’s shareholders. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for distribution to shareholders. There is no assurance that a borrowing strategy will be successful during any period in which it is employed. Borrowing on a secured basis results in certain additional risks. Should securities that are pledged as collateral to secure its obligations under the credit facility decline in value, the Fund may be required to pledge additional assets in the form of cash or securities to the lender to avoid liquidation of the pledged assets. In the event of a steep drop in the value of pledged securities, it might not be possible to liquidate assets quickly enough and this could result in mandatory liquidation of the pledged assets in a declining market at relatively low prices. Furthermore, the Investment Manager’s ability to sell the pledged securities is limited by the terms of the credit facility, which may reduce the Fund’s investment flexibility over the pledged securities. Because the fee paid to the Investment Manager is calculated on the basis of the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, which liabilities exclude debt relating to leverage, short term debt and the aggregate liquidation preference of any outstanding preferred stock, the dollar amount of the management fee paid by the Fund to the Investment Manager will be higher (and the Investment Manager will benefit to that extent) when leverage is utilized.

12. CYBERSECURITY RISK With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional related costs.

13. CONTINGENCIES The Fund indemnifies its officers and trustees from certain liabilities that might arise from their performance of their duties for the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under

17 Annual Report 2019	DIVIDEND AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS
Financial Statements

these arrangements is unknown as it involves future claims that may be made against the Fund under circumstances that have not occurred.

14. SHARE REPURCHASE PROGRAM In accordance with Section 23(c) of the Company Act, the Fund may from time to time repurchase its shares in the open market at the discretion of and upon such terms as determined by the Board. The Fund did not repurchase any of its shares during the years ended December 31, 2019 and 2018, respectively.

15. OTHER INFORMATION The Fund may at times raise cash for investment by issuing shares through one or more offerings, including rights offerings. Proceeds from any such offerings will be invested in accordance with the investment objectives and policies of the Fund.

DIVIDEND AND INCOME FUND	Annual Report 2019 18

FINANCIAL HIGHLIGHTS
Financial Statements

	Year Ended December 31,
Per Share Operating Performance	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.82	$16.78	$ 14.18	$13.11	$16.66

Income from investment operations: (1)
Net investment income	0.16	0.20	0.16	0.25	0.31
Net realized and unrealized gain (loss) on investments	4.09	(2.93)	3.05	1.84	(1.68)

Total income (loss) from investment operations	4.25	(2.73)	3.21	2.09	(1.37)

Less distributions:
Net investment income	(0.21)	(0.11)	(0.39)	(0.23)	(0.26)
Capital gains	-	(0.47)	(0.09)	-	-
Return of capital	(0.59)	(0.12)	(0.12)	(0.77)	(1.37)

Total distributions	(0.80)	(0.70)	(0.60)	(1.00)	(1.63)

Fund share transactions
Effect of reinvestment of distributions	(0.02)	(0.01)	(0.01)	(0.02)	(0.02)
Decrease in net asset value from rights offering	-	(0.52)	-	-	(0.53)

Total Fund share transactions	(0.02)	(0.53)	(0.01)	(0.02)	(0.55)

Net asset value, end of period	$16.25	$12.82	$ 16.78	$14.18	$13.11

Market value, end of period	$13.46	$9.53	$ 13.43	$11.85	$11.01

Total Return (2)
Based on net asset value	35.50%	(18.75)%	24.09%	18.13%	(10.65)%

Based on market price	50.99%	(24.54)%	18.84%	17.55%	(17.32)%

Ratios/Supplemental Data (3)
Net assets, end of period (000s omitted)	$202,347	$158,852	$179,401	$151,005	$138,417
Ratios to average net assets of:
Total expenses (4) (5)	1.91%	1.63%	1.77%	1.62%	1.65%
Net expenses (6)	1.91%	1.63%	1.77%	1.62%	1.65%
Net investment income	1.07%	1.28%	1.04%	1.85%	2.02%
Portfolio turnover rate	42%	59%	40%	69%	35%
Leverage analysis, end of period:
Outstanding loan balance (000s omitted)	$ 36,687	$ 26,728	$ 35,000	$ 27,780	$ 8,066
Asset coverage per $1,000 (7)	$ 6,515	$ 6,943	$ 6,126	$ 6,436	$ 18,161
Average commission rate paid	$ 0.0163	$ 0.0215	$ 0.0174	$ 0.0143	$ 0.0185

(1)	The per share amounts were calculated using the average number of shares outstanding during the period.

(2)

Total return on a market value basis is calculated assuming a purchase of shares on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Generally, total return on a net asset value basis will be higher than total return on a market value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return on a net asset value basis will be lower than total return on a market value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total return calculated for a period of less than one year is not annualized. The calculation does not reflect brokerage commissions, if any.

(3)	Expenses and income ratios do not include expenses incurred by the Acquired Funds in which the Fund invests.

(4)	“Total expenses” are the expenses of the Fund as presented in the Statement of Operations before fee waivers and expense reductions.

(5)

The ratio of net expenses excluding interest expense and fees incurred from the use of leverage to average net assets was 1.47%, 1.34%, 1.44%, 1.46%, and 1.51% for the years ended December 31, 2019, 2018, 2017, 2016, and 2015, respectively.

(6)	“Net expenses” are the expenses of the Fund presented in the Statement of Operations after expense reductions.

(7)

Represents the value of total assets less liabilities not represented by senior securities representing indebtedness divided by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness. For purposes of this calculation, the credit facility is considered a senior security representing indebtedness.

See notes to financial statements.

19 Annual Report 2019	DIVIDEND AND INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Financial Statements

To the Shareholders and Board of Trustees of

Dividend and Income Fund

New York, New York

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dividend and Income Fund (the “Fund”), including the schedule of investments, as of December 31, 2019, the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2011.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 25, 2020

DIVIDEND AND INCOME FUND	Annual Report 2019 20

TRUSTEES	(Unaudited)
Financial Statements

The following table sets forth certain information concerning the trustees currently serving on the Board of Trustees of the Fund. The trustees of each class shall serve for terms of three years, or thereafter when their successors are elected and qualify.

INDEPENDENT TRUSTEES (1)
Name, Address (2), and Date of Birth	Position(s) Held with the Fund	Trustee Since	Principal Occupation(s) For the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee (3)	Other Directorships Held by Trustee During the Past Five Years (4)

ROGER ATKINSON January 25, 1961	Class I Trustee	2018	Since 2007, Mr. Atkinson has served as a manager with Cell-Mark Inc., a pulp and paper trading company. His responsibilities include directing trading activity, acquisitions, and risk management.	1	None

PETER K. WERNER August 16, 1959	Class II Trustee	2011	Since 1996, Mr. Werner has taught, directed, and coached many programs at The Governor’s Academy of Byfield, MA. Currently, he teaches economics and history at the Governor’s Academy. Previously, he held the position of Vice President in the Fixed Income Departments of Lehman Brothers and First Boston. His responsibilities included trading sovereign debt instruments, currency arbitrage, syndication, medium term note trading, and money market trading.	4	None

JON TOMASSON September 20, 1958	Class III Trustee	2017

Mr. Tomasson serves as Chief Executive Officer of Vinland Capital Investments, LLC (since 2002), a real estate investment company that he founded, and Chief Investment Officer of NRE Capital Partners LLC (since 2019), a private real estate lending company. Prior to starting Vinland, Mr. Tomasson was a principal with Cardinal Capital Partners, a leading investor in single-tenant net-leased property, and served as a Vice President at Citigroup in the Global Real Estate Equity and Structured Finance group, part of the Real Estate Investment Bank, with both transactional and various management responsibilities.

				4	None

INTERESTED TRUSTEE

THOMAS B. WINMILL(5) (6) PO Box 4, Walpole, NH 03608 June 25, 1959	Class II Trustee; Chairman, President, Chief Executive Officer, Chief Legal Officer	2011

Mr. Winmill is President, Chief Executive Officer, Chairman, Chief Legal Officer, and a Trustee or Director of the Fund, Foxby Corp., and Midas Series Trust. He is a Director or Manager, President, Chief Executive Officer, and Chief Legal Officer of the Investment Manager and Midas Management Corporation, registered investment advisers (collectively, the “Advisers”), Bexil Securities LLC and Midas Securities Group, Inc., registered broker-dealers (collectively, the “Broker-Dealers”), Bexil Corporation, a holding company (“Bexil”), and Winmill & Co. Incorporated, a holding company (“Winco”). He is a Director of Global Self Storage, Inc., a self storage REIT (“SELF”), and Bexil American Mortgage Inc. He is Chairman of the Investment Policy Committee of each of the Advisers (the “IPCs”), and he is a portfolio manager of the Fund, Foxby Corp., Midas Fund, and Midas Magic. He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute.

				4	Global Self Storage, Inc.

(1) Refers to trustees who are not “interested persons” of the Fund as defined under the Act. (2) Unless otherwise noted, the address of record of the trustees is 11 Hanover Square, New York, New York, 10005. (3) The “Fund Complex” is comprised of the Fund, Foxby Corp., and Midas Series Trust (with two series) which are managed by the Investment Manager or its affiliates. (4) Refers to directorships and trusteeships held by a trustee during the past five years in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the Act, excluding those within the Fund Complex. (5) Thomas B. Winmill is an “interested person” (as defined in the Act) of the Fund due to his affiliation with the Investment Manager. (6) Thomas B. Winmill and Mark C. Winmill are brothers.

Messrs. Tomasson, Atkinson, and Werner also serve on the Audit and Nominating Committees of the Board. Mr. Winmill also serves on the Executive Committee of the Board. Each of the trustees serves on the Continuing Trustees Committee of the Board.

21 Annual Report 2019	DIVIDEND AND INCOME FUND

OFFICERS	(Unaudited)
Additional Information

The executive officers, other than those who serve as trustees, and their relevant biographical information are set forth below.

EXECUTIVE OFFICERS

Name, Address (1), and Date of Birth	Position(s) Held with the Fund	Officer Since (2)	Principal Occupation(s) for the Past Five Years

Russell Kamerman, Esq. July 8, 1982	Chief Compliance Officer, Secretary, and General Counsel	2014

Chief Compliance Officer (since 2014), Secretary (since 2017), and General Counsel (since 2017) of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealers, and Bexil. He is Assistant Chief Compliance Officer, Assistant Secretary, and Assistant General Counsel of SELF, Winco, and Tuxis Corporation, a real estate company (“Tuxis”). From December 2014 to June 2017, Mr. Kamerman served as Anti-Money Laundering Officer of the other investment companies in the Fund Complex, the Advisers, Bexil, SELF, Winco and Tuxis. He is a member of the New York State Bar and the Chief Compliance Officer Committee and the Advertising Compliance Advisory Committee of the Investment Company Institute. Previously, he was an attorney in private practice focusing on regulatory, compliance, and other general corporate matters relating to the structure, formation, and operation of investment funds and investment advisers.

Heidi Keating March 28, 1959	Vice President	Fund: 2012 Predecessor Fund: 2011	Vice President of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealers, Bexil, SELF, Tuxis, and Winco. She is a member of the IPCs.

Donald Klimoski II, Esq. September 24, 1980	Assistant Secretary, Assistant General Counsel, and Assistant Chief Compliance Officer	2017

Assistant Secretary, Assistant General Counsel, and Assistant Chief Compliance Officer of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealers, and Bexil. He is Chief Compliance Officer, Secretary, and General Counsel of SELF, Winco, and Tuxis. He is a member of the New York, New Jersey and Patent Bars and the Compliance Advisory Committee of the Investment Company Institute. Previously, he served as Associate General Counsel of Commvault Systems, Inc. Prior to that, he was an associate at Sullivan & Cromwell LLP, where his practice focused on mergers and acquisitions, securities law, corporate governance, intellectual property and related matters.

Thomas O’Malley July 22, 1958	Chief Accounting Officer, Chief Financial Officer, Treasurer, and Vice President	Fund: 2012 Predecessor Fund: 2011

Chief Accounting Officer, Chief Financial Officer, Vice President, and Treasurer of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealers, Bexil, SELF, Tuxis, and Winco. He is a certified public accountant.

Mark C. Winmill (3) November 26, 1957	Vice President	2012

Vice President of the other investment companies in the Fund Complex and Midas Management Corporation. He is a member of the IPCs. He is President, Chief Executive Officer, Chairman, and a Director of SELF and Tuxis. He is Executive Vice President and a Director of Winco, and a principal of the Broker-Dealers.

(1) Unless otherwise noted, the address of record of the officers is 11 Hanover Square, New York, New York, 10005. (2) Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually. The officers were last elected on December 11, 2019. (3) Thomas B. Winmill and Mark C. Winmill are brothers.

DIVIDEND AND INCOME FUND	Annual Report 2019 22

The additional information below and on the following pages is supplemental and not part of the financial statements of the Fund.
POLICIES AND UPDATES	(Unaudited)
Additional Information

Investment Objectives and Policies

The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The investment objectives of the Fund are fundamental policies that may not be changed without a vote of a majority of the Fund’s outstanding voting securities. The Fund is also subject to certain investment policies and restrictions that are fundamental and cannot be changed without such vote. A majority of the outstanding voting securities of the Fund is defined under the Company Act as the lesser of: (i) 67% or more of the Fund’s shares present at a meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. All other investment strategies, policies, and restrictions described are not fundamental and may be changed by the Board without shareholder approval except as required by law.

Limitations on Ownership

Article II of the Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration”) currently limits the ability of persons to own more than 4.99% of the Fund’s outstanding shares without the Trustees’ prior approval (“4.99% Share Limitations”). The 4.99% Share Limitations may assist the Board to better defend against takeover activities, such as to defend against arbitrageurs attempting to make a short term profit in Fund shares while trading at a discount to net asset value potentially at the expense of long term investors. The 4.99% Share Limitations also are intended to have the effect of impeding or discouraging a merger, tender offer, or proxy contest.

The Declaration generally restricts any person from attempting to purchase or otherwise acquire (an “Acquisition”), without the Trustees’ prior approval, any direct or indirect interest in the Fund’s shares (or, if issued in the future, options, warrants, or other rights to acquire Fund shares or securities convertible or exchangeable into them), if the Acquisition would either (1) cause such person to become either an owner (within the meaning of Section 382 of the Code) or a beneficial owner (within the meaning of Section 13 of the Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder and exemptions granted therefrom, both as amended from time to time (the “Exchange Act”)) of greater than 4.99% of the Shares, (a “Five Percent Shareholder”) or (2) increase the percentage of Shares owned by a Five Percent Shareholder. Rule 13d-3 under the Exchange Act provides that “[f]or the purposes of sections 13(d) and 13(g) of the [Exchange] Act, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (1) Voting power which includes the power to vote, or to direct the voting of, such security; and/or, (2) Investment power which includes the power to dispose, or to direct the disposition of, such security.”

The Declaration provides that any Acquisition attempted to be made in violation of the 4.99% Share Limitations will be null and void ab initio to the fullest extent permitted by law and contains detailed terms that seek to achieve that result. The Declaration also provides that any person who knowingly violates the 4.99% Share Limitations, or any persons in the same control group with such a person, shall be liable to the Fund for, and shall indemnify and hold it harmless against, any and all damages suffered as a result of the violation, including damages resulting from a reduction in or elimination of the Fund’s ability to use its current or potential capital loss carryovers under Section 1212 of the IRC from previous taxable years and unrealized capital losses in its portfolio and attorneys’ and auditors’ fees incurred in connection with such violation.

Additional Offerings

Previously, the Fund has issued additional shares of beneficial interest through rights offerings. In the future, subject to market conditions, the Fund may raise additional equity capital from time to time in varying amounts and utilizing various offering methods. While raising additional equity capital by selling new shares may allow the Fund to pursue additional investment opportunities without the need to sell existing portfolio investments, it also entails risks – including net asset value and voting dilution, and that the issuance of additional shares of beneficial interest may reduce the premium or increase the discount at which the Fund’s shares trade to net asset value in the secondary market.

Future offerings, if any, will be described in a registration statement which contains detailed information regarding the offering and should be reviewed carefully before investing. This report is not an offer to sell Fund shares and is not a solicitation of an offer to buy Fund shares in any jurisdiction where the offers or sales are not permitted.

Proxy Voting

The Fund’s Proxy Voting Guidelines, which describe the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities, as well as its proxy voting record for the most recent 12 months ended June 30, are available without charge by calling the Fund toll free at 1-855-411-6432, on the SEC’s website at www.sec.gov, and on the Fund’s website at www.DividendandIncomeFund.com.

Quarterly Schedule of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and a link thereto can be found on the Fund’s website at www.DividendandIncomeFund.com.

Governing Documents

Certain provisions in the Fund’s governing documents could have the effect of, among other things, depriving the owners of shares in the Fund of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction or bringing litigation against the Fund and/or any trustee, officer, employee or affiliate thereof. The overall effect of these provisions is to, among other things, render more difficult the accomplishment of a merger or the assumption of control by a principal shareholder. For more information, please refer to the Fund’s governing documents, which are on file with the SEC and available on the Fund’s website www.DividendandIncomeFund.com.

23 Annual Report 2019	DIVIDEND AND INCOME FUND

DISTRIBUTIONS	(Unaudited)
Additional Information

2020 Quarterly Distribution Dates

Declaration	Record	Payment

March 2	March 17	March 27

June 1	June 15	June 25

September 1	September 15	September 25

December 1	December 17	December 30

HISTORICAL DISTRIBUTION SUMMARY*
PERIOD	Investment Income	Return of Capital	Capital Gains	Total
2019	$ 0.21	$ 0.59	$ -	$ 0.80
2018	$ 0.11	$ 0.12	$ 0.47	$ 0.70
2017	$ 0.39	$ 0.12	$ 0.09	$ 0.60
2016	$ 0.23	$ 0.77	$ -	$ 1.00
2015	$ 0.26	$ 1.37	$ -	$ 1.63
2014**	$ 1.63	$ -	$ -	$ 1.63
2013**	$ 1.16	$ 0.47	$ -	$ 1.63
2012	$ 0.56	$ 1.07	$ -	$ 1.63
2011	$ 1.00	$ 0.76	$ -	$ 1.76
2010	$ 1.40	$ 0.24	$ -	$ 1.64
2009	$ 1.56	$ 0.08	$ -	$ 1.64
2008	$ 2.36	$ 1.08	$ -	$ 3.44
2007	$ 3.36	$ 0.20	$ -	$ 3.56
2006	$ 3.72	$ -	$ -	$ 3.72
2005	$ 2.12	$ 1.88	$ -	$ 4.00
2004	$ 2.16	$ 1.84	$ -	$ 4.00
2003	$ 2.44	$ 1.56	$ -	$ 4.00
2002	$ 2.64	$ 1.84	$ -	$ 4.48
2001	$ 2.60	$ 2.36	$ -	$ 4.96
2000	$ 3.20	$ 1.76	$ -	$ 4.96
1999	$ 3.44	$ 1.40	$ 0.12	$ 4.96
From June 29, 1998 to November 30, 1998	$ 1.64	$ -	$ -	$ 1.64

   *  The Fund implemented a 1-for-4 reverse stock split with an ex-date of December 10, 2012. Prior period distribution amounts have been restated to reflect the impact of the reverse stock split.

**  Includes net capital gains recognized in the year and distributable as ordinary income in accordance with tax regulations.

Distribution Policy

The Fund’s quarterly distributions reflect the Fund’s current distribution policy to provide shareholders with a relatively stable cash flow per share. There is no guarantee that the Fund’s current distribution policy will reduce or eliminate the Fund’s market price discount to its NAV per share, if any, and the Fund’s trustees have no fiduciary duty to take action, or to consider taking any action, to narrow any such discount. The distribution policy and the distribution amount may be amended, suspended, or terminated at any time without prior notice.

Under U.S. tax rules applicable to the Fund, the amount and character of distributable income for each tax year can be finally determined only as of the end of the Fund’s tax year. However, under Section 19 of the Investment Company Act of 1940, as amended, and related Rules, the Fund may be required to indicate to shareholders the source of certain distributions to shareholders. The information provided in those notices does not represent information for tax reporting purposes. Earnings and profits on a tax basis may differ.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s distribution policy. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. examples of potential risks include, but are not limited to,

DIVIDEND AND INCOME FUND	Annual Report 2019 24

DISTRIBUTIONS	(Unaudited)
Additional Information

economic downturns impacting the markets, equity securities risk, corporate bonds risk, credit risk, interest rate risk, leverage and borrowing risk, and other risks discussed in the Fund’s filings with the Securities and Exchange Commission.

Distributions may be paid in part or in full from net investment income, realized capital gains, and by returning capital, or a combination thereof. To the extent that the Fund has estimated that it has distributed more than its income and net realized capital gains, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” Additionally, a return of capital is not taxable; rather it reduces a shareholder’s tax basis in his or her shares of the Fund, thereby increasing the shareholder’s potential gain or reducing its potential loss on the subsequent sale of those shares.

The amounts and sources of distributions reported in the Fund’s 19(a) notices are only estimates based on book earnings, are likely to change over time and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the entirety of its fiscal year and may be subject to changes based on tax regulations.

The Fund intends to send you a form 1099-DIV for the calendar year that will instruct you how to report these distributions for federal income tax purposes.

Terms and Conditions of the 2015 Amended Dividend Reinvestment Plan

1. Each shareholder (the “Shareholder”) holding shares (the “Shares”) of Dividend and Income Fund (the “Fund”) will automatically be a participant in the Dividend Reinvestment Plan (the “Plan”), unless the Shareholder specifically elects to receive all dividends and capital gains in cash by notice to American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219, 1-800-278-4353, as agent under the Plan (the “Agent”). The Agent will open an account for each Shareholder under the Plan in the same name in which such Shareholder’s Shares are registered.

2. Whenever the Fund declares a capital gain distribution or an income dividend payable in Shares or cash, participating Shareholders will take the distribution or dividend entirely in Shares and the Agent will automatically receive the Shares, including fractions, for the Shareholder’s account in accordance with the following:

Whenever the Market Price (as defined in Section 3 below) per Share is equal to or exceeds the net asset value per Share at the time Shares are valued for the purpose of determining the number of Shares equivalent to the cash dividend or capital gain distribution (the “Valuation Date”), participants will be issued additional Shares equal to the amount of such dividend divided by the lower of the Fund’s net asset value per Share or the Fund’s Market Price per Share. Whenever the Market Price per Share is less than such net asset value on the Valuation Date, participants will be issued additional Shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the business day before the dividend or distribution payment date. If the Fund should declare a dividend or capital gain distribution payable only in cash, the Agent will, as purchasing agent for the participating Shareholders, buy Shares in the open market or elsewhere, for such Shareholders’ accounts after the payment date, except that the Agent will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining Shares if, following the commencement of the purchases, the Market Price of the Shares exceeds the net asset value. These remaining Shares will be issued by the Fund at a price equal to the lower of the Fund’s net asset value per Share or the Market Price.

In a case where the Agent has terminated open market purchases and caused the issuance of remaining Shares by the Fund, the number of Shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for Shares purchased in the open market and the price at which the Fund issues remaining Shares. To the extent that the Agent is unable to terminate purchases in the open market before the Agent has completed its purchases, or remaining Shares cannot be issued by the Fund because the Fund declared a dividend or distribution payable only in cash, and the Market Price exceeds the net asset value of the Shares, the average Share purchase price paid by the Agent may exceed the net asset value of the Shares, resulting in the acquisition of fewer Shares than if the dividend or capital gain distribution had been paid in Shares issued by the Fund.

The Agent will apply all cash received as a dividend or capital gain distribution to purchase shares on the open market as soon as practicable after the payment date of the dividend or capital gain distribution, but in no event later than 45 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

3. For all purposes of the Plan: (a) the Market Price of the Shares on a particular date shall be the average of the volume weighted average sale prices or, if no sale occurred, then the mean between the closing bid and asked quotations, for the Shares quoted on the NYSE on each of the five business days the Shares traded ex-dividend on the NYSE immediately prior to such date, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund.

4. The open market purchases provided for herein may be made on any securities exchange on which the Shares are traded, in the over-the-counter market, or in negotiated transactions, and may be on such

25 Annual Report 2019	DIVIDEND AND INCOME FUND

DISTRIBUTIONS	(Unaudited)
Additional Information

terms as to price, delivery, and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within 45 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Shareholder’s account.

5. The Agent will hold Shares acquired pursuant to the Plan in non-certificated form in the Agent’s name or that of its nominee. At no additional cost, a Shareholder participating in the Plan may send to the Agent for deposit into its Plan account those certificate shares of the Fund in its possession. These Shares will be combined with those unissued full and fractional Shares acquired under the Plan and held by the Agent. Shortly thereafter, such Shareholder will receive a statement showing its combined holdings. The Agent will forward to the Shareholder any proxy solicitation material and will vote any Shares so held for the Shareholder only in accordance with the proxy returned by the Shareholder to the Fund.

6. The Agent will confirm to the Shareholder each acquisition for the Shareholder’s account as soon as practicable but not later than 60 days after the date thereof. Although the Shareholder may from time to time have an individual fractional interest (computed to three decimal places) in a Share, no certificates for fractional Shares will be issued. However, dividends and distributions on fractional Shares will be credited to Shareholders’ accounts. In the event of a termination of a Shareholder’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the opening market value of the Shares at the time of termination.

7. Any stock dividends or split Shares distributed by the Fund on Shares held by the Agent for the Shareholder will be credited to the Shareholder’s account. In the event that the Fund makes available to the Shareholder the right to purchase additional Shares or other securities, the Shares held for a Shareholder under the Plan will be added to other Shares held by the Shareholder in calculating the number of rights to be issued to such Shareholder. Transaction processing may either be curtailed or suspended until the completion of any stock dividend, stock split, or corporate action.

8. The Agent’s service fee for handling capital gain distributions or income dividends will be paid by the Fund. The Shareholder will be charged a pro rata share of brokerage commissions on all open market purchases.

9. The Shareholder may terminate the account under the Plan by notifying the Agent. A termination will be effective immediately if notice is received by the Agent three days prior to any dividend or distribution payment date. If the request is received less than three days prior to the payment date, then that dividend will be invested, and all subsequent dividends will be paid in cash.

10. These terms and conditions may be amended or supplemented by the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to the Shareholder appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by the Shareholder unless, prior to the effective date thereof, the Agent receives written notice of the termination of such Shareholder’s account under the Plan. Any such amendment may include an appointment by the Fund of a successor agent in its place and stead under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent all dividends and distributions payable on Shares held in the Shareholder’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

11. In the case of Shareholders, such as banks, brokers, or nominees, which hold Shares for others who are the beneficial owners, the Agent will administer the Plan on the basis of the number of Shares certified from time to time by the Shareholders as representing the total amount registered in the Shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

12. The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under this agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless the errors are caused by its negligence, bad faith, or willful misconduct or that of its employees.

13. Neither the Fund nor the Agent will be liable for any act performed in good faith or for any good faith omission to act, including without limitation, any claim of liability arising out of (i) failure to terminate a Shareholder’s account, sell shares, or purchase shares, (ii) the prices at which shares are purchased or sold for the Shareholder’s account, and (iii) the time such purchases or sales are made, including price fluctuation in market value after such purchases or sales.

DIVIDEND AND INCOME FUND	Annual Report 2019 26

Rev. 7/2017

PRIVACY POLICY

FACTS	WHAT DOES DIVIDEND AND INCOME FUND DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	◾ Social Security number ◾ Account balances ◾ Transaction history	◾ Transaction or loss history ◾ Account transactions ◾ Retirement assets
When you are no longer our customer, we continue to share your information as described in this notice.
.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Dividend and Income Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Dividend and Income Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes – to offer our products and services to you	Yes	No

For joint marketing with other nonaffiliated financial companies	No	We don’t share

For our affiliates’ everyday business purposes – Information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes – Information about your creditworthiness	No	We don’t share

For our affiliates to market to you	Yes	Yes

For nonaffiliates to market to you	No	We don’t share

To Limit Sharing

◾  Call Dividend and Income Fund at 212-785-0900 – our menu will prompt you through your choices;

or

◾  Mail the form below

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	Call Dividend and Income Fund at 1-212-785-0900 or go to www.dividendandincomefund.com

Mail-in Form

Leave Blank or [If you have a joint account, your choice will apply to everyone on your account unless you mark below. ☐ Apply my choice only to me]	Mark if you want to limit:
☐ Do not allow your affiliates to use my personal information to market to me.

	Name	Mail to: Dividend and Income Fund 11 Hanover Square 12th Floor New York, NY 10005
Address

City, State, Zip
Account #

27 Annual Report 2019	DIVIDEND AND INCOME FUND

Who we are

Who is providing this notice?	Dividend and Income Fund

What we do
How does Dividend and Income Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Dividend and Income Fund collect my personal information?

We collect your personal information, for example, when you

◾   Open an account

◾   Buy securities from us

◾   Provide account information

◾   Give us your contact information

◾   Tell us where to send the money

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾   Sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾   Affiliates from using your information to market to you

◾   Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account – unless you tell us otherwise.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ Dividend and Income Fund shares with our affiliates.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

◾   Dividend and Income Fund does not share with nonaffiliates so they can market their financial products or services to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ Dividend and Income Fund does not jointly market.

DIVIDEND AND INCOME FUND	Annual Report 2019 28

GENERAL INFORMATION	(Unaudited)
Additional Information

Stock Data at December 31, 2019

NYSE Market Price per Share	$13.46

Net Asset Value per Share	$16.25

Market Price Discount to Net Asset Value	17.2%

NYSE Ticker Symbol	DNI

Net Asset Value Ticker Symbol	XDNIX

CUSIP Number	25538A204

DividendandIncomeFund.com

Visit us on the web at www.DividendandIncomeFund.com. The site provides information about the Fund, including distributions, press releases, and shareholder reports. For further information, please email us at info@DividendandIncomeFund.com.

Investment Manager

Bexil Advisers LLC

11 Hanover Square

New York, NY 10005

1-212-785-0900

Stock Transfer Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219
www.amstock.com 1-800-278-4353

Dividend and Income Fund is part of a fund complex which includes Midas Fund, Midas Magic, and Foxby Corp.

Please note - There is no assurance that the Fund’s investment objectives will be attained. Past performance is no guarantee of future results. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund’s investment policies, management fees, and other matters of interest to prospective investors may be found in its filings with the Securities and Exchange Commission (“SEC”) including its annual and semi-annual reports. To obtain a copy of the reports, please call us toll free at 1-855-411-6432 or download them at http://dividendandincomefund.com/literature/. Please read the reports carefully before investing.

Shares of closed end funds frequently trade at a discount from their Net Asset Value (“NAV”). This characteristic is a risk separate and distinct from the risk that the Fund’s NAV has decreased in the past, and therefore could decrease in the future, as a result of its investment activities. Neither the Investment Manager nor the Fund can predict whether shares of the Fund will trade at, below, or above NAV. The risk of holding shares of the Fund that might trade at a discount is more pronounced for investors expecting to sell their shares in a relatively short period of time after acquiring them because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. The shares of the Fund are designed primarily for long term investors and should not be considered a vehicle for trading purposes. The NAV of the Fund’s shares typically will fluctuate with price changes of the Fund’s portfolio securities, and these fluctuations are likely to be greater in the case of a fund which uses leverage, as the Fund may from time to time. In the event that shares of the Fund trade at a premium to NAV, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares of the Fund will not trade at a discount to NAV thereafter. The market price for the Fund is based on supply and demand which fluctuates daily based on many factors, such as economic conditions and global events, investor sentiment, and security-specific factors.

This report, including the financial statements herein, is provided for informational purposes only. This is not a prospectus, circular, or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. This report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, these securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state, or an exemption therefrom. The internet address for the Fund is included several times in this report as a textual reference only. The information on the website is not incorporated by reference into this report.

The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered, which means that the Fund’s Statement of Additional Information has not been updated since completion of the Fund’s most recent offering and the information contained in the Fund’s Statement of Additional Information may have become outdated.

Investment products, including shares of the Fund, are not federally or Federal Deposit Insurance Corporation (“FDIC”) insured, are not deposits or obligations of, or guaranteed by, any financial institution and involve investment risk, including possible loss of principal and fluctuation in value. Consult with your tax advisor or attorney regarding specific tax issues.

Cautionary Note Regarding Forward Looking Statements - Our views and opinions regarding the prospects of our portfolio holdings, the Fund, and the economy are “forward looking statements” as defined under the U.S. federal securities laws which may or may not be accurate and may be materially different over future periods. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will,” “may,” “should,” “plan,” or the negative of such terms and similar expressions identify forward looking statements, which generally are not historical in nature. Forward looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its current expectations or projections indicated in any forward looking statements. These risks include, but are not limited to, equity securities risk, corporate bonds risk, credit risk, interest rate risk, leverage and borrowing risk, additional risks of certain securities in which the Fund invests, market discount from NAV, distribution policy risk, management risk, and other risks discussed in the Fund’s filings with the Securities and Exchange Commission. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. Thus you should not place undue reliance on forward looking statements, which speak only as of the date they are made.

Section 23 Notice - Pursuant to Section 23 of the Investment Company Act of 1940, as amended, notice is hereby given that the Fund may in the future purchase its own shares in the open market. These purchases may be made from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund, although nothing herein shall be considered a commitment to purchase such shares.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.
NOT FDIC INSURED MAY LOSE VALUE NOT BANK GUARANTEED

29 Annual Report 2019	DIVIDEND AND INCOME FUND

Dividend and Income Fund

DividendandIncomeFund.com

TICKER: DNI

PRINTED ON RECYCLED PAPER

Item 2. Code of Ethics.

(a)
The registrant has adopted a code of ethics (the "Code") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.

(f)	The text of the Code can be viewed on the registrant's website, www.DividendandIncomeFund.com, or a copy of the Code may be obtained free of charge by calling the registrant collect at 1-212-785-0900.

Item 3. Audit Committee Financial Expert.

   The registrant's Board of Trustees has determined that it has three "audit committee financial experts" serving on its audit committee, each of whom are "independent" Trustees: Jon Tomasson, Roger A. Atkinson, and Peter K. Werner. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

AUDIT FEES

2019 - $33,500
2018 - $33,000

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are as follows:

AUDIT-RELATED FEES

2019 - $2,000
2018 - $2,000

Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, including the issuance of a report on internal controls and review of periodic reporting.

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are as follows:

TAX FEES

2019 - $5,250
2018 - $5,250

Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are as follows:

ALL OTHER FEES

2019 - $0
2018 - $4,000

All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)
(1) Pursuant to the registrant's Audit Committee Charter, the Audit Committee shall consider for pre-approval any non-audit services proposed to be provided by the auditors to the registrant, and any non-audit services proposed to be provided by such auditors to the registrant’s investment manager and any service providers controlling, controlled by, or under common control with the registrant’s investment manager, if any, which have a direct impact on registrant operations or financial reporting.  In those situations when it is not convenient to obtain full Audit Committee approval, the Chairman of the Audit Committee is delegated the authority to grant pre-approvals of auditing, audit-related, non-audit related, tax, and all other services so long as all such pre-approved decisions are reviewed with the full Audit Committee at its next scheduled meeting. Such pre-approval of non-audit services proposed to be provided by the auditors to the registrant is not necessary, however, if such services fall within the de minimis exception under Section 10A of the Exchange Act of 1934.

(2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $57,250 in 2019 and $60,750 in 2018.

(h)
The registrant's audit committee has determined that the provision of non-audit services that were rendered by accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

   The registrant has a standing audit committee. Currently, the members of the audit committee are Jon Tomasson, Roger A. Atkinson, and Peter K. Werner.

Item 6. Investments.

   Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

   The registrant's proxy voting policies and procedures are set forth below.

AMENDED PROXY VOTING POLICIES AND PROCEDURES

 Each of Midas Series Trust, on behalf of Midas Fund and Midas Magic, Dividend and Income Fund and Foxby Corp. (each, a “Fund,” and together, the “Funds”) will seek to vote its proxies in its own best interests, and without regard to the best interests of such Fund’s investment manager. These procedures are designed to ensure that voting determinations are not based on materially inaccurate or incomplete information.

1.	Delegation to Proxy Service Provider

 Each Fund delegates the responsibility for voting proxies of portfolio companies held in such Fund’s portfolio to Institutional Shareholder Services (the “Proxy Firm”). The current voting guidelines of the Proxy Firm is incorporated by reference herein as each Fund’s proxy voting policies and procedures, as supplemented by the terms hereof. Each Fund retains the right to override the delegation to the Proxy Firm on a case-by-case basis.

2.	Conflicts of Interest

 With respect to a vote upon which a Fund overrides the delegation to the Proxy Firm, to the extent that such vote presents a material conflict of interest between the Fund and its investment manager or any affiliated person of the investment manager, the Fund normally will disclose such conflict to, and obtain consent from, the Independent Trustees or Directors, as applicable, or a committee thereof, prior to voting the proxy.  Such material conflicts may arise, for example, from the following relationships:  (i) the portfolio company is an investor in a Fund; (ii) the portfolio company has a material business relationship with a Fund; (iii) the proponent of a proxy proposal has a business relationship with the Fund; (iv) a Fund has material business relationships with candidates for director in a proxy contest; or (v) an employee of a Fund or its affiliates has a personal interest in the outcome of a particular matter.  This list provides examples of possible conflicts of interest and is not meant to be comprehensive.  Each employee must notify the Funds’ Chief Compliance Officer of any potential conflicts of interest of which he or she is aware.

 In addition, if the Fund becomes aware of a material conflict of interest between the Proxy Firm and a portfolio company, the Fund will determine, on a case-by-case basis, whether to override the delegation to the Proxy Firm.

3.	Review of and Response to Errors

 If a Fund becomes aware of any material errors made by the Proxy Firm, it will typically take reasonable steps to investigate the error and seek to determine whether the Proxy Firm is taking reasonable steps to seek to reduce similar errors in the future.  The Fund will normally document responsive actions taken in connection with any material errors made by the Proxy Firm.

4.	Ongoing Due Diligence

 On at least an annual basis, the Funds will typically:

i.	Review the adequacy of these proxy voting policies and procedures;

ii.
Assess whether the Proxy Firm has properly submitted the voting instructions on behalf of the Funds, including, without limitation, seeking to determine whether it is voting consistently with these policies and procedures, which may include, among other things, sampling proxy votes;

iii.	Review the proxy voting guidelines of the Proxy Firm; and

iv.	Request the Proxy Firm to provide information about, among other things, changes to its policies and procedures.

UNITED STATES
Concise Proxy Voting Guidelines
Benchmark Policy Recommendations
Effective for Meetings on or after February 1, 2020
Published December 11, 2019

The policies contained herein are a sampling only of selected key ISS U.S. proxy voting guidelines, and are not intended to be exhaustive. The complete guidelines can be found at:
https://www.issgovernance.com/policy-gateway/voting-policies/
Board of Directors
Voting on Director Nominees in Uncontested Elections
General Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees[1] considered on case-by-case basis):
Independence
Vote against2 or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per ISS’ Classification of Directors) when:
◾	Independent directors comprise 50 percent or less of the board;
◾	The non-independent director serves on the audit, compensation, or nominating committee;
◾	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
◾	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.
Composition
Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year3) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:
◾	Medical issues/illness;
◾	Family emergencies; and
◾	Missing only one meeting (when the total of all meetings is three or fewer).
In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.
Overboarded Directors: Generally vote against or withhold from individual directors who:
◾	Sit on more than five public company boards; or
◾	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards[4].
Diversity: For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies where there are no women on the company's board. Mitigating factors include:
◾	Until Feb. 1, 2021, a firm commitment, as stated in the proxy statement, to appoint at least one woman to the board within a year;
◾	The presence of a woman on the board at the preceding annual meeting and a firm commitment to appoint at least one woman to the board within a year; or
◾	Other relevant factors as applicable.
Responsiveness
Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:
◾
The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:

◾	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
◾	Rationale provided in the proxy statement for the level of implementation;
◾	The subject matter of the proposal;
◾	The level of support for and opposition to the resolution in past meetings;
◾	Actions taken by the board in response to the majority vote and its engagement with shareholders;
◾	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
◾	Other factors as appropriate.
◾	The board failed to act on takeover offers where the majority of shares are tendered;
◾
At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:
◾	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
◾	The company's response, including:
◾
Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

◾	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
◾	Disclosure of specific and meaningful actions taken to address shareholders' concerns;
◾	Other recent compensation actions taken by the company;
◾	Whether the issues raised are recurring or isolated;
◾	The company's ownership structure; and
◾	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
◾	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.
Accountability
Problematic Takeover Defenses/Governance Structure
Poison Pills: Vote against or withhold from all nominees (except new nominees1, who should be considered case-by-case) if:
◾
The company has a poison pill that was not approved by shareholders[5]. However, vote case-by-case on nominees if the board adopts an initial pill with a term of one year or less, depending on the disclosed rationale for the adoption, and other factors as relevant (such as a commitment to put any renewal to a shareholder vote).

◾	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval.

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.
Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.
Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:
◾	A classified board structure;
◾	A supermajority vote requirement;
◾	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
◾	The inability of shareholders to call special meetings;
◾	The inability of shareholders to act by written consent;
◾	A multi-class capital structure; and/or
◾	A non-shareholder-approved poison pill.
Unilateral Bylaw/Charter Amendments and Problematic Capital Structures: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:
◾	The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;
◾	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
◾	The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;
◾	The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
◾	The company's ownership structure;
◾	The company's existing governance provisions;
◾	The timing of the board's amendment to the bylaws/charter in connection with a significant business development; and
◾	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.
Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees1, who should be considered case-by-case) if the directors:
◾	Classified the board;
◾	Adopted supermajority vote requirements to amend the bylaws or charter; or
◾	Eliminated shareholders' ability to amend bylaws.
Problematic Capital Structure - Newly Public Companies: For newly public companies6, generally vote against or withhold from the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board implemented a multi-class capital structure in which the classes have unequal voting rights without subjecting the multi-class capital structure to a reasonable time-based sunset. In assessing the reasonableness of a time-based sunset provision, consideration will be given to the company’s lifespan, its post-IPO ownership structure and the board’s disclosed rationale for the sunset period selected. No sunset period of more than seven years from the date of the IPO will be considered to be reasonable.
Continue to vote against or withhold from incumbent directors in subsequent years, unless the problematic capital structure is reversed or removed.
Problematic Governance Structure - Newly Public Companies: For newly public companies6, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:
◾	Supermajority vote requirements to amend the bylaws or charter;
◾	A classified board structure; or
◾	Other egregious provisions.
A reasonable sunset provision will be considered a mitigating factor.
Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.
Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:
◾	The presence of a shareholder proposal addressing the same issue on the same ballot;
◾	The board's rationale for seeking ratification;
◾	Disclosure of actions to be taken by the board should the ratification proposal fail;
◾	Disclosure of shareholder engagement regarding the board’s ratification request;
◾	The level of impairment to shareholders' rights caused by the existing provision;
◾	The history of management and shareholder proposals on the provision at the company’s past meetings;
◾	Whether the current provision was adopted in response to the shareholder proposal;
◾	The company's ownership structure; and
◾	Previous use of ratification proposals to exclude shareholder proposals.
Restrictions on Shareholders’ Rights
Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:
◾
The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.

Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders' rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.
Problematic Audit-Related Practices
Generally vote against or withhold from the members of the Audit Committee if:
◾	The non-audit fees paid to the auditor are excessive;
◾	The company receives an adverse opinion on the company’s financial statements from its auditor; or
◾
There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:
◾
Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices
In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:
◾	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
◾	The company maintains significant problematic pay practices; or
◾	The board exhibits a significant level of poor communication and responsiveness to shareholders.
Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:
◾	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
◾	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.
Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.
Problematic Pledging of Company Stock:
Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company sto1ck by executives or directors raises concerns. The following factors will be considered:
◾	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
◾	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
◾	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
◾	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
◾	Any other relevant factors.
Governance Failures
Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:
◾	Material failures of governance, stewardship, risk oversight[7], or fiduciary responsibilities at the company;
◾	Failure to replace management as appropriate; or
◾
Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Voting on Director Nominees in Contested Elections
Vote-No Campaigns

General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections
General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:
◾	Long-term financial performance of the company relative to its industry;
◾	Management’s track record;
◾	Background to the contested election;
◾	Nominee qualifications and any compensatory arrangements;
◾	Strategic plan of dissident slate and quality of the critique against management;
◾	Likelihood that the proposed goals and objectives can be achieved (both slates); and
◾	Stock ownership positions.
In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).
Independent Board Chair
General Recommendation: Generally vote for shareholder proposals requiring that the board chair position be filled by an independent director, taking into consideration the following:
◾	The scope and rationale of the proposal;
◾	The company's current board leadership structure;
◾	The company's governance structure and practices;
◾	Company performance; and
◾	Any other relevant factors that may be applicable.
The following factors will increase the likelihood of a “for” recommendation:
◾	A majority non-independent board and/or the presence of non-independent directors on key board committees;
◾	A weak or poorly-defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;
◾	The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;
◾	Evidence that the board has failed to oversee and address material risks facing the company;
◾	A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or
◾	Evidence that the board has failed to intervene when management’s interests are contrary to shareholders' interests.
Proxy Access
General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:
◾	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
◾	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
◾	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
◾	Cap: cap on nominees of generally twenty-five percent (25%) of the board.
Review for reasonableness any other restrictions on the right of proxy access.
Generally vote against proposals that are more restrictive than these guidelines.
Shareholder Rights & Defenses
Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions
General Recommendation: Generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.
In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:
◾	The presence of a shareholder proposal addressing the same issue on the same ballot;
◾	The board's rationale for seeking ratification;
◾	Disclosure of actions to be taken by the board should the ratification proposal fail;
◾	Disclosure of shareholder engagement regarding the board’s ratification request;
◾	The level of impairment to shareholders' rights caused by the existing provision;
◾	The history of management and shareholder proposals on the provision at the company’s past meetings;
◾	Whether the current provision was adopted in response to the shareholder proposal;
◾	The company's ownership structure; and
◾	Previous use of ratification proposals to exclude shareholder proposals.

Capital/Restructuring
Common Stock Authorization

General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.
Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.
Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:
◾	Past Board Performance:
◾	The company's use of authorized shares during the last three years;

◾	The Current Request:
◾	Disclosure in the proxy statement of the specific purposes of the proposed increase;
◾	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
◾
The dilutive impact of the request as determined relative to an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

ISS will apply the relevant allowable increase below to requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):
A.	Most companies: 100 percent of existing authorized shares.
B.	Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 percent of existing authorized shares.
C.
Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 percent of existing authorized shares.

D.	Companies at which both conditions (B and C) above are both present: 25 percent of existing authorized shares.
If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that ISS is recommending FOR, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.
 Share Repurchase Programs

General Recommendation: For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns regarding:

◾	Greenmail,
◾	The use of buybacks to inappropriately manipulate incentive compensation metrics,
◾	Threats to the company's long-term viability, or
◾	Other company-specific factors as warranted.
Vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.
Share Repurchase Programs Shareholder Proposals

General Recommendation: Generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

◾	Financial issues - company's financial situation; degree of need for capital; use of proceeds; effect of the financing on the company's cost of capital;
◾	Management's efforts to pursue other alternatives;
◾	Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and
◾	Conflict of interest - arm's length transaction, managerial incentives.
Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.
Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

◾
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.

◾	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
◾
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

◾
Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

◾
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

◾
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Compensation
Executive Pay Evaluation
Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:
1.
Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.
Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.
Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.
Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)
General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.
Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:
◾	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
◾	The company maintains significant problematic pay practices;
◾	The board exhibits a significant level of poor communication and responsiveness to shareholders.
Vote against or withhold from the members of the Compensation Committee and potentially the full board if:
◾
There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

◾	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
◾	The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or
◾	The situation is egregious.
Primary Evaluation Factors for Executive Pay
Pay-for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices8, this analysis considers the following:
1.	Peer Group[9] Alignment:
◾	The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.
◾	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.
◾	The multiple of the CEO's total pay relative to the peer group median in the most recent fiscal year.

2.
Absolute Alignment[10] – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, a misalignment between pay and performance is otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to an evaluation of how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:
◾	The ratio of performance- to time-based incentive awards;
◾	The overall ratio of performance-based compensation to fixed or discretionary pay;
◾	The rigor of performance goals;
◾	The complexity and risks around pay program design;
◾	The transparency and clarity of disclosure;
◾	The company's peer group benchmarking practices;
◾	Financial/operational results, both absolute and relative to peers;
◾	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
◾	Realizable pay[11] compared to grant pay; and
◾	Any other factors deemed relevant.
Problematic Pay Practices
The focus is on executive compensation practices that contravene the global pay principles, including:
◾	Problematic practices related to non-performance-based compensation elements;
◾	Incentives that may motivate excessive risk-taking or present a windfall risk; and
◾	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.
Problematic Pay Practices related to Non-Performance-Based Compensation Elements
Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' U.S. Compensation Policies FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:
◾	Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
◾	Extraordinary perquisites or tax gross-ups;
◾	New or materially amended agreements that provide for:
◾	Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);
◾	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers) or in connection with a problematic Good Reason definition;
◾	CIC excise tax gross-up entitlements (including "modified" gross-ups);
◾	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
◾	Liberal CIC definition combined with any single-trigger CIC benefits;
◾	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible;
◾	Any other provision or practice deemed to be egregious and present a significant risk to investors.

Compensation Committee Communications and Responsiveness
Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:
◾	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
◾	Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
◾
Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

◾	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
◾	Disclosure of specific and meaningful actions taken to address shareholders' concerns;
◾	Other recent compensation actions taken by the company;
◾	Whether the issues raised are recurring or isolated;
◾	The company's ownership structure; and
◾	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
Equity-Based and Other Incentive Plans
Please refer to ISS' U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.

General Recommendation: Vote case-by-case on certain equity-based compensation plans[12] depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "Equity Plan Scorecard" (EPSC) approach with three pillars:

◾
Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

◾	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
◾	SVT based only on new shares requested plus shares remaining for future grants.
◾	Plan Features:
◾	Quality of disclosure around vesting upon a change in control (CIC);
◾	Discretionary vesting authority;
◾	Liberal share recycling on various award types;
◾	Lack of minimum vesting period for grants made under the plan;
◾	Dividends payable prior to award vesting.
◾	Grant Practices:
◾	The company’s three-year burn rate relative to its industry/market cap peers;
◾	Vesting requirements in CEO's recent equity grants (3-year look-back);
◾	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
◾	The proportion of the CEO's most recent equity grants/awards subject to performance conditions;
◾	Whether the company maintains a sufficient claw-back policy;
◾	Whether the company maintains sufficient post-exercise/vesting share-holding requirements.
Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors ("overriding factors") apply:
◾	Awards may vest in connection with a liberal change-of-control definition;
◾
The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);

◾	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;
◾	The plan is excessively dilutive to shareholders' holdings;
◾	The plan contains an evergreen (automatic share replenishment) feature; or
◾	Any other plan features are determined to have a significant negative impact on shareholder interests.
Social and Environmental Issues
Global Approach
Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

◾	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
◾	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
◾	Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
◾	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
◾	Whether there are significant controversies, fines, penalties, or litigation associated with the company's environmental or social practices;
◾
If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

◾
If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

◾
Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

◾	The company's level of disclosure compared to industry peers; and
◾	Whether there are significant controversies, fines, penalties, or litigation associated with the company's climate change-related performance.
Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:
◾
The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

◾	The company's level of disclosure is comparable to that of industry peers; and
◾	There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.
Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:
◾	Whether the company provides disclosure of year-over-year GHG emissions performance data;
◾	Whether company disclosure lags behind industry peers;
◾	The company's actual GHG emissions performance;
◾	The company's current GHG emission policies, oversight mechanisms, and related initiatives; and
◾	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.
Board Diversity
General Recommendation: Generally vote for requests for reports on a company's efforts to diversify the board, unless:
◾	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
◾	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.
Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:
◾	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
◾	The level of gender and racial minority representation that exists at the company’s industry peers;
◾	The company’s established process for addressing gender and racial minority board representation;
◾	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
◾	The independence of the company’s nominating committee;
◾	Whether the company uses an outside search firm to identify potential director nominees; and
◾	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.
Gender, Race, or Ethnicity Pay Gap

General Recommendation: Generally vote case-by-case on requests for reports on a company's pay data by gender, race, or ethnicity, or a report on a company’s policies and goals to reduce any gender, race, or ethnicity pay gap, taking into account:

◾	The company's current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy on fair and equitable compensation practices;
◾	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender, race, or ethnicity pay gap issues; and
◾	Whether the company's reporting regarding gender, race, or ethnicity pay gap policies or initiatives is lagging its peers.
Sustainability Reporting

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

◾
The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

◾	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.
Lobbying

General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

◾	The company’s current disclosure of relevant lobbying policies, and management and board oversight;
◾	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and
◾	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.
Political Contributions
General Recommendation: Generally vote for proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities, considering:
◾	The company's policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;
◾	The company's disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and
◾	Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.
Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.
Vote against proposals to publish in newspapers and other media a company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

1 A "new nominee" is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.
2 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
3 Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.
4 Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.
5 Public shareholders only, approval prior to a company’s becoming public is insufficient.
6 Newly-public companies generally include companies that emerge from bankruptcy, spin-offs, direct listings, and those who complete a traditional initial public offering.
7 Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlement; or hedging of company stock.
8 The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
9 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company's selected peers' GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company's. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.
10 Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.
11 ISS research reports include realizable pay for S&P1500 companies.
12 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

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Item 8. Portfolio Managers of Closed-End Management Investment Companies.

   Thomas B. Winmill is the portfolio manager of the registrant.

   Mr. Winmill is President, Chief Executive Officer, Chairman, Chief Legal Officer, and a Trustee or Director of the registrant, Foxby Corp., and Midas Series Trust. He is a Director or Manager, President, Chief Executive Officer, and Chief Legal Officer of the Investment Manager and Midas Management Corporation, registered investment advisers (collectively, the “Advisers”), Bexil Securities LLC and Midas Securities Group, Inc., registered broker-dealers (collectively, the “Broker-Dealers”), Bexil Corporation, a holding company (“Bexil”), and Winmill & Co. Incorporated, a holding company (“Winco”). He is a Director of Global Self Storage, Inc., a self storage REIT (“SELF”), and Bexil American Mortgage Inc. He is Chairman of the Investment Policy Committee of each of the Advisers (the “IPCs”), and he is a portfolio manager of the registrant, Foxby Corp., Midas Fund, and Midas Magic. He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute. He has been associated with the management of the registrant, either directly or through the IPC, since 2011.

   The Portfolio Manager receives compensation for his services. As of December 31, 2019, the Portfolio Manager's compensation plan generally consists of base salary, employee benefits plan participation, qualified retirement plan participation, annual bonuses, certain prerequisites, and participation in equity based compensation plans. A portion of his compensation may be deferred based on criteria established by the investment manager, or at the election of the Portfolio Manager.

   The Portfolio Manager's base salary is determined annually by level of responsibility and tenure at the investment manager or its affiliates. The primary components of the Portfolio Manager's annual bonus are based on (i) number of weeks’ salary paid as annual bonuses to employees generally of the investment manager and its affiliates, and (ii) the financial performance of the investment manager and its affiliates. A subjective component of the Portfolio Manager’s annual bonus is based on his overall contribution to management of the Investment Manager and its affiliates.  The portfolio manager may receive an asset level bonus upon assets under management reaching certain levels. The Portfolio Manager also may be compensated under equity based compensation plans linked to increases or decreases in the market value of the stock of the parent of the investment manager and its affiliates.

   The Portfolio Manager's compensation plan may give rise to potential conflicts of interest. The Portfolio Manager's base pay tends to increase with additional and more complex responsibilities often reflecting increased assets under management and marketing efforts, which together indirectly link compensation to sales of Fund shares. The asset level bonus, although intended to encourage above average investment performance and account servicing, as well as lower expense ratios, may give rise to potential conflicts of interest by linking compensation to sales. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for one fund or account that may adversely impact the value of securities held by another fund or account. Securities selected for one fund or account rather than another fund or account may outperform the securities selected for the registrant. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the registrant's codes of ethics will adequately address such conflicts.

   The following table provides information relating to other (non-registrant) accounts where the Portfolio Manager is jointly or primarily responsible for day to day management as of December 31, 2019. The Portfolio Manager does not manage accounts or assets with performance based advisory fees, or other pooled investment vehicles.
Portfolio Managers		Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Thomas B. Winmill	Number:	3	N/A	7
	Total Assets (millions):	$52	N/A	$27

   As of December 31, 2019, the dollar range of shares in the registrant beneficially owned by Thomas B. Winmill was $100,001 - $500,000. Mr. Thomas B. Winmill is a trustee of the Winmill Family Trust and may be deemed to have indirect beneficial ownership of over $1,000,000 of the registrant's shares indirectly owned by Bexil Corporation as a result of his status as a controlling person of the Winmill Family Trust, Winco, and Midas Securities Group, Inc. Mr. Thomas B. Winmill disclaims beneficial ownership of these shares.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

   Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

   There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 11. Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")), are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	No income was received by the registrant from securities lending activities in the period covered by this report. The registrant does not have a securities lending agent.

(b)	The registrant does not have a securities lending agent.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(b)	Certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dividend and Income Fund

March 6, 2020	By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Dividend and Income Fund

March 6, 2020	By: /s/ Thomas O’Malley
Thomas O’Malley, Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Dividend and Income Fund

March 6, 2020	By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Dividend and Income Fund

March 6, 2020	By: /s/ Thomas O’Malley
Thomas O’Malley, Chief Financial Officer